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                                                                    Exhibit 99.2


QUESTIONS AND ANSWERS
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APPLIED AGREEMENT RELATED
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1.  CAN YOU PLEASE DESCRIBE THE AGREEMENT IN MORE DETAIL INCLUDING THERMA-WAVE'S

    AND APPLIED MATERIALS' OBLIGATIONS?

THERE ARE ACTUALLY THREE AGREEMENTS; A DEVELOPMENT AGREEMENT, A SUPPLY AGREEMENT AND A TECHNOLOGY ESCROW AGREEMENT. UNDER THE DEVELOPMENT AGREEMENT, THERMA-WAVE WILL BE A PREFERRED PARTNER WITH APPLIED MATERIALS FOR METROLOGY TOOLS TO BE INTEGRATED WITH APPLIED MATERIALS' PROCESS SYSTEMS AND MODULES. THIS MEANS THAT APPLIED MATERIALS WILL OFFER THERMA-WAVE PRIORITY IN OPPORTUNITIES TO DEVELOP NEW INTEGRATED METROLOGY TOOLS. THERMA-WAVE WILL SUBMIT DEVELOPMENT PLANS THAT BOTH COMPANIES MUST AGREE UPON. ASSUMING AGREEMENT, THERMA-WAVE WILL PROCEED TO WORK WITH APPLIED MATERIALS ON THE DEVELOPMENT OF SUCH NEW INTEGRATED METROLOGY TOOLS.

AFTER A DEVELOPED TOOL IS ACCEPTED BY APPLIED MATERIALS, PURCHASES BY APPLIED MATERIALS WILL BE COVERED BY THE SUPPLY AGREEMENT. UNDER THE AGREEMENTS, THERMA-WAVE WILL BE THE EXCLUSIVE SUPPLIER OF THAT TOOL TO APPLIED MATERIALS AS LONG AS WE CONTINUE TO MEET APPLIED MATERIALS' QUALITY, DELIVERY, PERFORMANCE, PRICING AND SUPPORT REQUIREMENTS.

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UNDER THE TECHNOLOGY ESCROW AGREEMENT, THERMA-WAVE WILL PLACE COPIES OF ALL
DEVELOPMENT RELATED DOCUMENTS INTO ESCROW SO THAT UPON THE OCCURRENCE OF SPECIFIED DEFAULT EVENTS, APPLIED MATERIALS WILL HAVE ACCESS TO THESE MATERIALS IN ORDER TO MAINTAIN THEIR SOURCE OF SUPPLY. THE AGREEMENTS ALSO CONTAIN OTHER CUSTOMARY PROVISIONS SUCH AS CHANGE OF CONTROL, INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES AND ASSIGNABILITY.

2.  ARE THERE ANY PURCHASE REQUIREMENTS IN THE AGREEMENTS?

YES. THERE ARE MINIMUM PURCHASE COMMITMENTS FOR THE FIRST 30 MONTHS. I CANNOT TELL YOU THE SPECIFIC QUANTITIES, BUT WE EXPECT SIGNIFICANT INCREMENTAL BUSINESS FOR THERMA-WAVE. AFTER THE FIRST 30 MONTHS, THE AMOUNT OF INCREMENTAL BUSINESS WILL BE BASED ON SALES OF THE APPLIED MATERIALS' PROCESS SYSTEMS AND MODULES INTO WHICH OUR TOOLS ARE INTEGRATED.

3.   CAN THERMA-WAVE DEVELOP AND SELL INTEGRATED METROLOGY TOOLS TO OTHER

     COMPANIES?

THE AGREEMENTS ARE EXCLUSIVE FOR INTEGRATED METROLOGY TOOLS IN THE SEMICONDUCTOR FIELD. DURING THE TERM OF THE AGREEMENTS, THERMA-WAVE WILL DEVELOP AND SUPPLY THESE PRODUCTS EXCLUSIVELY TO APPLIED

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MATERIALS. IN RETURN, APPLIED MATERIALS WILL GIVE THERMA-WAVE PREFERRED PARTNER
STATUS ON THE DEVELOPMENT OF INTEGRATED METROLOGY TOOLS FOR APPLIED MATERIALS PROCESS SYSTEMS AND MODULES AS WELL AS MINIMUM PURCHASE COMMITMENTS.

4.   WHAT ARE THE TERMS OF THE AGREEMENTS?

THE DEVELOPMENT AGREEMENT GENERALLY CONTINUES UNTIL EITHER APPLIED MATERIALS OR THERMA-WAVE GIVES NOTICE OF TERMINATION. THE EXCLUSIVITY PROVISIONS OF THE DEVELOPMENT AGREEMENT HAVE AN INITIAL PERIOD OF 30 MONTHS AND MAY BE EXTENDED AS LONG AS EACH PARTY IS SATISFYING ITS RESPECTIVE OBLIGATIONS UNDER THE AGREEMENT. THE INITIAL TERM OF THE SUPPLY AGREEMENT IS 36 MONTHS AND MAY BE EXTENDED THEREAFTER BY MUTUAL CONSENT.

5.   APPLIED MATERIALS IS ALREADY BUYING INTEGRATED METROLOGY TOOLS FROM OTHER

     SUPPLIERS.  WILL APPLIED MATERIALS BE ABLE TO CONTINUE TO BUY FROM THEM?

APPLIED MATERIALS CAN CONTINUE TO PURCHASE INTEGRATED METROLOGY TOOLS FROM OTHER VENDORS WHERE THEY HAVE EXISTING AGREEMENTS. SUBJECT TO APPLIED MATERIALS EXISTING AGREEMENTS, THERMA-WAVE WILL BE GIVEN THE OPPORTUNITY TO DEVELOP INTEGRATED METROLOGY TOOLS FOR THESE COMMITTED APPLICATIONS AND IF OUR TOOL IS QUALIFIED, IT WILL BE

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OFFERED AS AN OPTION TO APPLIED MATERIALS' CUSTOMERS IN ADDITION TO THE TOOLS OF
OTHER VENDORS.

6.   WHAT INTEGRATED METROLOGY PRODUCTS ARE YOU WORKING ON WITH APPLIED

     MATERIALS?


I CAN'T TELL YOU SPECIFICALLY WHAT WE ARE WORKING ON BECAUSE THIS IS PROPRIETARY INFORMATION. HOWEVER, CURRENTLY, THERE ARE MULTIPLE PROJECTS WE ARE WORKING ON TOGETHER AND ADDITIONAL PROJECTS THAT WE HAVE AGREED TO PURSUE.


7.   CAN APPLIED MATERIALS WORK WITH ANOTHER COMPANY TO DEVELOP AND SUPPLY

     INTEGRATED METROLOGY TOOLS THAT COMPETE WITH THERMA-WAVE'S TOOLS?


ACCORDING TO THE AGREEMENTS, APPLIED MATERIALS CAN DO THIS IF THERMA-WAVE'S TOOLS DO NOT MEET APPLIED MATERIALS' PERFORMANCE REQUIREMENTS, OR IF THERMA-WAVE IS IN DEFAULT FOR QUALITY, DELIVERY OR SUPPORT. IN THE CASE THAT OUR TOOL NO LONGER SATISFIES APPLIED MATERIALS' PERFORMANCE REQUIREMENTS AND WE ARE UNABLE TO IMPROVE IT, APPLIED MATERIALS AND WE CAN MUTUALLY AGREE THAT THE TOOL NO LONGER WILL BE EXCLUSIVE TO APPLIED MATERIALS. OBVIOUSLY, IF WE ARE IN DEFAULT FOR QUALITY, DELIVERY, OR SUPPORT, WE NEED TO RECTIFY THE SITUATION, AND IF WE ARE UNABLE TO DO SO, APPLIED MATERIALS HAS THE RIGHT TO SEEK OTHER SOURCES OF SUPPLY.

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8.   WHO OWNS THE TECHNOLOGY FOR THE INVENTIONS THAT RESULT FROM THE DEVELOPMENT

     AGREEMENT?

THERMA-WAVE OWNS ALL TECHNOLOGY DEVELOPED SOLELY BY THERMA-WAVE EMPLOYEES IN THE COURSE OF DEVELOPMENT OF A PROTOTYPE TOOL THAT SATISFIES THE DEVELOPMENT PLAN SPECIFICATIONS. APPLIED MATERIALS OWNS ALL THE TECHNOLOGY DEVELOPED SOLELY BY APPLIED MATERIALS EMPLOYEES IN THE COURSE OF DEVELOPMENT OF A PROTOTYPE TOOL THAT SATISFIES THE DEVELOPMENT PLAN SPECIFICATIONS. ANY TECHNOLOGY DEVELOPED JOINTLY WILL BE OWNED JOINTLY. ALL TECHNOLOGY DEVELOPED BY EITHER PARTY AFTER THE PROTOTYPE STAGE WILL BE OWNED BY APPLIED MATERIALS.

9.  ARE THERE ANY REQUIREMENTS IN THE NUMBER OF INTEGRATED METROLOGY TOOLS

    THERMA-WAVE MUST DEVELOP?

THERE IS NO MAXIMUM NUMBER OF INTEGRATED METROLOGY TOOLS THAT THERMA-WAVE MUST DEVELOP. THERMA-WAVE AND APPLIED MATERIALS HAVE AGREED TO PREPARE DEVELOPMENT PLANS FOR AN INITIAL LIST OF TOOLS, BUT WE ARE HOPING THAT THIS LIST WILL EXPAND OVER TIME.

10.  UNDER WHAT KINDS OF CIRCUMSTANCES CAN THE PARTIES TERMINATE THE AGREEMENTS

     EARLY?

THERE ARE VARIOUS PROVISIONS IN THE AGREEMENTS THAT COULD LEAD TO TERMINATION. IN GENERAL, THESE PROVISIONS CONCERN NON-PERFORMANCE OR

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DEFAULT ON THE REQUIREMENTS OF THE AGREEMENTS BY EITHER PARTY. ALSO, WE CAN
MUTUALLY AGREE AT ANY TIME TO TERMINATE THE AGREEMENTS.

11.  WHAT HAPPENS TO JOINTLY HELD TECHNOLOGY IF THERE IS A BREACH OR DISSOLUTION

     OF THE RELATIONSHIP OR WHEN THE AGREEMENTS EXPIRE?

APPLIED MATERIALS AND THERMA-WAVE HAVE AGREED TO A PERPETUAL CROSS LICENSE OF JOINTLY DEVELOPED TECHNOLOGY. AFTER TERMINATION, AS A JOINT OWNER OF THE TECHNOLOGY, THERMA-WAVE HAS THE RIGHT TO USE IT, AS DOES APPLIED MATERIALS AS A JOINT OWNER.

12.  DOES THERMA-WAVE HAVE STAFF AND PRODUCTION CAPACITY ALREADY EXISTING TO

FILL THE REQUIREMENTS OF THE AGREEMENTS?


WE CURRENTLY HAVE THE KEY PERSONNEL AND SOME OF THE CAPACITY IN PLACE FOR THE DEVELOPMENT AGREEMENT. WE ARE ADDING PERSONNEL AND PLANNING ON EXPANDING OUR MANUFACTURING AREA TO SUPPORT THE AGREEMENTS.

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